Investments in and Advances to Equity Accounted Investments	6 Months Ended
Jun. 30, 2015
Equity Method Investments and Joint Ventures [Abstract]
Investments in and Advances to Equity Accounted Investments
3.	Investments in and Advances to Equity Accounted Investments

	As at June 30, 2015 $	As at December 31, 2014 $
High-Q Joint Venture	20,321	18,948
Tanker Investments Ltd.	40,329	36,915
Teekay Tanker Operations Ltd.	18,916	17,534

Total	79,566	73,397

a.

The Company has a joint venture arrangement with Wah Kwong Maritime Transport Holdings Limited (or Wah Kwong), whereby the Company has a 50% economic interest in the High-Q joint venture, which is jointly controlled by the Company and Wah Kwong. The High-Q joint venture owns one Very Large Crude Carrier (or VLCC), which is trading on a fixed time charter-out contract expiring in 2018. Under this contract, the vessel earns a fixed daily rate and an additional amount if the daily rate of any sub-charter earned exceeds a certain threshold.

In March 2012, the joint venture entered into a $68.6 million loan with a financial institution. As at June 30, 2015, the loan had an outstanding balance of $57.1 million (December 31, 2014 – $60.0 million). The loan is secured by a first-priority mortgage on the VLCC owned by the joint venture and 50% of the outstanding loan balance is guaranteed by the Company. The joint venture has an interest rate swap agreement with a notional amount of $57.1 million that expires in June 2018, 50% of which is guaranteed by the Company. The interest rate swap exchanges a receipt of floating interest based on 3-months LIBOR for a payment of a fixed rate of 1.47% every three months.

b.

In January 2014, the Company and Teekay Corporation (or Teekay) formed Tanker Investments Ltd. (or TIL), which seeks to opportunistically acquire, operate and sell modern second-hand tankers to benefit from an expected recovery of the tanker market. In January 2014, the Company purchased 2.5 million shares of common stock for $25.0 million and received a stock purchase warrant entitling it to purchase up to 750,000 additional shares of common stock of TIL (see note 5). The stock purchase warrant is a derivative asset which had an estimated fair value of $5.5 million as at June 30, 2015. The Company also received one preferred share which entitles the Company to elect one board member of TIL. The preferred share does not give the Company a right to any dividends or distributions of TIL. The Company accounts for its investment in TIL using the equity method. In October 2014, the Company purchased an additional 0.9 million common shares of TIL on the open market. The common shares were acquired at a price of NOK 69 per share, or a purchase price of $10.0 million. As of June 30, 2015, the Company’s ownership interest in TIL was 9.29%.

c.

In August 2014, the Company purchased from Teekay a 50% interest in Teekay Tanker Operations Ltd. (or TTOL), which owns conventional tanker commercial management and technical management operations, including direct ownership in five commercially managed tanker pools, for an aggregate price of approximately $23.7 million.

As consideration for this acquisition, the Company issued to Teekay 4.2 million shares of its Class B common stock with an approximate value of $17.0 million on the acquisition closing date. In addition, the Company reimbursed Teekay for $6.7 million of working capital it assumed from Teekay in connection with the purchase. The book value of the assets acquired, including working capital, was $16.9 million on the date of acquisition. The excess of the purchase price over the Company’s proportionate interest in the book value of the net assets acquired, which amounted to $6.8 million, is accounted for as an equity distribution to Teekay. The Company accounts for its ownership interest in TTOL using the equity method.